Prepayments and Other Current Assets - Schedule of Prepayments and Other Assets (Details) - USD ($) $ in Thousands		Jun. 30, 2025	Dec. 31, 2024
Prepayments and other current assets
Prepayment for equipment		$ 2,473	$ 1,895
Prepayment for mining facility		3,386
Deposits	[1]	1,181	1,181
Others	[2]	1,356	295
Less: Allowance for credit loss		(480)	(480)
Total		$ 7,916	$ 2,891

[1]	A March 2024 US$0.5 million deposit paid for a terminated Bitcoin mining facility acquisition remains partially unrecovered, with US$0.48 million outstanding due to counterparty default. A full impairment loss was recognized based on assessed credit risks.
[2]	The others mainly include prepaid financing advisory, consulting and sales service fees and other sundry receivables.